Exhibit 10.3

INTERCREDITOR AGREEMENT
among
BANK OF AMERICA, N.A.,
in its capacity as Administrative Agent, Collateral Agent, and Security Trustee
and
WELLS FARGO BANK, NATIONAL ASSOCIATION
in its capacity as Trustee, Collateral Agent and Security Trustee
and
GS MARITIME INTERMEDIATE HOLDING LLC
UNITED MARITIME GROUP, LLC
U.S. UNITED BARGE LINE, LLC
U.S. UNITED OCEAN SERVICES, LLC
U.S. UNITED BULK TERMINAL, LLC
U.S. UNITED INLAND SERVICES, LLC
UMG TOWING, LLC
U.S. UNITED BULK LOGISTICS, LLC
U.S. UNITED OCEAN HOLDING, LLC
U.S. UNITED OCEAN HOLDING II, LLC
TINA LITRICO, LLC
MARY ANN HUDSON, LLC
SHEILA MCDEVITT, LLC
MARIE FLOOD, LLC
UNITED MARITIME GROUP FINANCE CORP.
Dated and effective as of December 22, 2009

Intercreditor Agreement

INTERCREDITOR AGREEMENT SYNOPSIS

Vessels Subject to Instrument:	The Whole of each Vessel listed in Schedule 1 attached hereto

Type of Instrument:	Intercreditor Agreement

Date of Instrument:	December 22, 2009

Names and Addresses of Parties:

Mortgagee (Revolving Facility Mortgages):	Bank of America, N.A., (“Administrative Agent, Collateral Agent and Security Trustee”)
(First Preferred Ship Mortgage dated	300 Galleria Parkway, Suite 800
December 22, 2009)	Atlanta, Georgia 30339
Attention: John M. Olsen

Mortgagee (Noteholder Mortgages):	Wells Fargo Bank, National Association
(“Trustee, Notes Collateral Agent and Security
(Preferred Ship Mortgage dated December	Trustee”)
22, 2009)	7000 Central Parkway, Suite 550
Atlanta, Georgia 30328

Borrowers:	United Maritime Group, LLC
U.S. United Barge Line, LLC
Address for each:	U.S. United Ocean Services, LLC
c/o 601 South Harbour Island Blvd.	U.S. United Bulk Terminal, LLC
Tampa FL 33602	U.S. United Inland Services, LLC
Tina Litrico, LLC
Mary Ann Hudson, LLC
Sheila McDevitt, LLC
Marie Flood, LLC

Guarantors:	GS Maritime Intermediate Holding LLC
UMG Towing, LLC
Address for each:	U.S. United Bulk Logistics, LLC
c/o 601 South Harbour Island Blvd.	U.S. United Ocean Holding, LLC
Tampa FL 33602	U.S. United Ocean Holding II, LLC
United Maritime Group Finance Corp.

INTERCREDITOR AGREEMENT
     INTERCREDITOR AGREEMENT dated December 22, 2009 (as amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the provisions hereof, this “Intercreditor Agreement”), by and among BANK OF AMERICA, N.A., as the administrative agent and the collateral agent and the security trustee for the benefit of itself and the other Revolving Facility Secured Parties defined below (in such capacities, the “Collateral Agent and Security Trustee”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as trustee under the Indenture defined below (the “Trustee”) and as collateral agent and security trustee for the Noteholder Secured Parties defined below (in such capacity, the “Notes Collateral Agent and Security Trustee”), and acknowledged by UNITED MARITIME GROUP, LLC, a Florida limited liability company (“Holdings”), U.S. UNITED BARGE LINE, LLC, a Florida limited liability company (“Barge”), U.S. UNITED OCEAN SERVICES, LLC, a Florida limited liability company (“Ocean”), U.S. UNITED BULK TERMINAL, LLC, a Louisiana limited liability company (“Terminal”), TINA LITRICO, LLC, a Delaware limited liability company (“Tina”), MARY ANN HUDSON, LLC, a Delaware limited liability company (“Mary Ann”), SHEILA MCDEVITT, LLC, a Delaware limited liability company (“Sheila”), MARIE FLOOD, LLC, a Delaware limited liability company (“Marie”), U.S. UNITED INLAND SERVICES, LLC, a Delaware limited liability company (“Inland”, and together with Holdings, Barge, Ocean, Terminal, Tina, Mary Ann, Sheila and Marie, collectively, “Borrowers”), GS MARITIME INTERMEDIATE HOLDING LLC, a Delaware limited liability company (“GS”), UMG TOWING, LLC, a Florida limited liability company (“Towing”), U.S. UNITED BULK LOGISTICS, LLC, a Delaware limited liability company (“Logistics”), U.S. UNITED OCEAN HOLDING, LLC, a Delaware limited liability company (“Ocean Holding I”), U.S. UNITED OCEAN HOLDING II, LLC, a Delaware limited liability company (“Ocean Holding II”), UNITED MARITIME GROUP FINANCE CORP., a Delaware corporation (“Finance”, and together with GS, Towing, Logistics, Ocean Holding I, and Ocean Holding II, collectively, “Guarantors”), and each of the other Grantors (as defined below) that acknowledge this Intercreditor Agreement from time to time.
RECITALS:
     WHEREAS, each of the Borrowers, the lenders from time to time party thereto (the “Revolving Lenders”), and the Collateral Agent and Security Trustee are parties to a Loan and Security Agreement, dated as of the date hereof (as amended, amended and restated, supplemented, waived, refinanced, replaced or otherwise modified from time to time in accordance with the provisions hereof, the “Credit Agreement”); and
     WHEREAS, each of the Guarantors have executed a guaranty (the “Guaranty”) in favor of the Revolving Lenders, pursuant to which the Guarantors guarantee the obligations of the Borrowers under the Credit Agreement and the other Revolving Facility Security Documents; and
     WHEREAS, in connection with the Credit Agreement and the Guaranty, the Borrowers and Guarantors are parties to the Revolving Facility Security Documents (such term and each other capitalized term used but not defined in these recitals having the meaning given it in

Article I below) in favor of the Collateral Agent and Security Trustee for the benefit of the Revolving Facility Secured Parties; and
     WHEREAS, Holdings, the other Grantors and the Trustee are parties to an Indenture, dated as of the date hereof (as amended, amended and restated, supplemented, waived, refinanced, replaced or otherwise modified from time to time, with the same or a different Trustee, in accordance with the provisions hereof, the “Indenture”), governing the Notes; and
     WHEREAS, in connection with the Indenture, Holdings and each of the other Grantors are parties to a Security Agreement dated as of the date hereof (as amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the provisions hereof, the “Noteholder Security Agreement”) and to the other Noteholder Security Documents in favor of the Notes Collateral Agent and Security Trustee for the benefit of the Noteholder Secured Parties; and
     WHEREAS, pursuant to the terms of the Credit Agreement and the other Revolving Facility Documents, the Revolving Lenders have agreed to make loans and other extensions of credit to the Borrowers on the condition, among others, that the Revolving Credit Obligations shall be secured by Senior Liens on, and security interests in, the Collateral; and
     WHEREAS, pursuant to the terms of the Purchase Agreement, it is a condition that the Noteholder Obligations shall be secured by Junior Liens on, and security interests in, the Collateral; and
     WHEREAS, the Credit Agreement and the Purchase Agreement require, among other things, that the parties thereto set forth in this Intercreditor Agreement, among other things, their respective rights, obligations and remedies with respect to the Collateral;
     NOW THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
ARTICLE I
DEFINITIONS.
          SECTION 1.01. Certain Defined Terms As used in the Intercreditor Agreement, the following terms have the meanings specified below:
     “Bankruptcy Code” means Title 11 of the United States Code entitled “Bankruptcy,” as now and hereinafter in effect, or any successor statute.
     “Bankruptcy Law” means the Bankruptcy Code and any other federal, state or foreign bankruptcy, insolvency, receivership or similar law.
     “Collateral” means assets, real or personal, tangible or intangible, now owned or hereafter acquired by any Grantor now or at any time hereafter subject to a Lien securing any Noteholder Obligations or Revolving Credit Obligations, including all proceeds of such assets.

     “Collateral Agent and Security Trustee” has the meaning assigned to such term in the preamble to this Intercreditor Agreement and includes any successor or replacement collateral agent appointed in accordance with the terms of the Revolving Facility Documents.
     “Commitments” has the meaning assigned to such term in the Credit Agreement as in effect on the date hereof, including any increase thereof pursuant to Section 2.2 of the Credit Agreement as in effect on the date hereof.
     “Credit Agreement” has the meaning assigned to such term in the recitals to this Intercreditor Agreement.
     “Debt Documents” means, collectively, the Revolving Facility Documents and the Noteholder Documents.
     “DIP Financing” has the meaning assigned to such term in Section 6.01(a) (ii).
     “DIP Financing Liens” has the meaning assigned to such term in Section 6.01(a) (ii).
     “Disposition” means, with respect to any asset, any sale, lease, exchange, transfer or other disposition of such asset or any interest therein for Fair Market Value (as reasonably determined by the Collateral Agent and Security Trustee), including, without limitation, the creation of any Lien on or with respect to such asset. “Dispose” shall have a correlative meaning.
     “Enforcement Action” means, with respect to any portion of the Collateral, (a) the taking of any action to enforce or realize upon any Lien on the Collateral, including the institution of any foreclosure proceedings or the noticing of any public or private sale or other disposition of any of the Collateral pursuant to Article 9 of the UCC or other applicable law, (b) the exercise of any right or remedy provided to a secured creditor or otherwise on account of a Lien on any of the Collateral under the Revolving Facility Documents, the Noteholder Documents (including the enforcement of any right under any account control agreement, landlord waiver or bailee’s letter or any similar agreement or arrangement), applicable law, in an Insolvency Proceeding or otherwise, including the election to retain Collateral in satisfaction of a Lien, (c) the taking of any action or the exercise of any right or remedy in respect of the collection on, set off against, marshaling of, or foreclosure on the Collateral or the proceeds of Collateral, (d) the Disposition of all or any portion of the Collateral, by private or public sale, other disposition or any other means permissible under applicable law, or (e) the exercise of any other enforcement right relating to the Collateral (including the exercise of any voting rights relating to any stock or other equity interests and including any right of recoupment or set-off) whether under the Revolving Facility Documents, the Noteholder Documents, applicable law, in an Insolvency Proceeding or otherwise.
     “Exigent Circumstance” means an event, condition or circumstance that materially and imminently threatens the ability of the Collateral Agent and Security Trustee to realize upon all or a material portion of the Collateral, such as, without limitation, fraudulent removal, concealment, destruction (other than to the extent covered by insurance), material waste, abscondment or abandonment thereof.

     “Event of Default” has the meaning assigned to such term in the Credit Agreement or the Indenture, as the context may require.
     “Fair Market Value” means the amount at which an asset (or an interest therein) would change hands between a willing buyer and a willing seller, neither being under compulsion to buy or sell and both having reasonable knowledge of the relevant facts.
     “Grantors” means the Borrowers, GS, Holdings and each of their respective Subsidiaries that shall have created any Lien in favor of the Collateral Agent and Security Trustee or the Notes Collateral Agent and Security Trustee on all or any part of its assets (whether real or personal, or tangible or intangible) to secure any of the Obligations.
     “Holdings” has the meaning assigned to such term in the preamble to this Intercreditor Agreement.
     “Indenture” has the meaning assigned to such term in the recitals to this Intercreditor Agreement.
     “Insolvency Proceeding” means (a) any voluntary or involuntary proceeding under the Bankruptcy Code or any other Bankruptcy Law with respect to any Grantor, (b) any voluntary or involuntary appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for any Grantor or for a substantial part of the property or assets of any Grantor, (c) any voluntary or involuntary winding-up or liquidation of any Grantor, or (d) a general assignment for the benefit of creditors by any Grantor.
     “Intercreditor Agreement” has the meaning assigned to such term in the preamble to this Intercreditor Agreement.
     “Junior Liens” means, with respect to any Collateral, (a) the Noteholder Liens on such Collateral and (b) the Revolving Facility Liens on such Collateral securing Revolving Credit Obligations the principal amount of which exceeds the Maximum Priority Revolving Loan Debt.
     “Lien” means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third person with respect to such securities.
     “Maximum Priority Revolving Loan Debt” shall mean, as of any date of determination, (a) the sum of (x) the aggregate amount of Commitments as then in effect plus (y) ten percent (10%) of the aggregate amount of Commitments as then in effect, plus (b) any interest on such amount (and including, without limitation, any interest which would accrue and become due but for the commencement of Insolvency Proceeding, whether or not such amounts are allowed or allowable in whole or in part in such case or similar proceeding), plus (c) any fees, costs, expenses and indemnities payable under any of the Revolving Facility Documents (and including, without limitation, any fees, costs, expenses and indemnities which would accrue and become due but for the commencement of Insolvency Proceeding, whether or not such amounts are allowed or allowable in whole or in part in such case or similar proceeding).
     “Mortgaged Real Estate” has the meaning assigned to such term in the Credit Agreement as in effect on the date hereof.
     “Noteholder Actionable Default Notice” has the meaning assigned to such term in Section 3.02.
     “Noteholder Actionable Default” means (a) any payment default with respect to any of the Noteholder Obligations which results in an Event of Default under the Indenture, (b) an Event of Default under the Indenture and the acceleration by the Noteholders of the maturity of all the Notes in accordance with the terms of the Indenture, or (c) the commencement of an Insolvency Proceeding with respect to any Grantor which results in an Event of Default under the Indenture.
     “Noteholder Collateral” means all “Collateral”, as defined in the Noteholder Security Agreement, and any other assets of any Grantor now or at any time hereafter subject to Liens securing any Noteholder Obligations pursuant to any Noteholder Security Document.
     “Noteholder Documents” means the Indenture, the Notes and the Noteholder Security Documents.
     “Noteholder Liens” means Liens on the Noteholder Collateral created under the Noteholder Security Documents to secure any Noteholder Obligations.
     “Noteholder Mortgages” means, collectively, each of the mortgages, deeds of trust, leasehold mortgages and security documents and any other agreement, document or instrument pursuant to which any Lien upon any of the Mortgaged Real Estate is granted by any Grantor to secure any Noteholder Obligations or under which rights or remedies with respect to any such Lien are governed, including the Fleet Mortgages and the Mortgages (as such terms are defined in the Indenture).
     “Noteholder Obligations” means, collectively, the “Obligations”, as defined in the Noteholder Security Agreement as in effect on the date hereof (including, all amounts accruing on or after the commencement of any Insolvency Proceeding relating to any Grantor, or that would have accrued or become due under the terms of the Noteholder Documents but for the effect of the Insolvency Proceeding or other applicable law, and irrespective of whether a claim for all or any portion of such amounts is allowable or allowed in such Insolvency Proceeding).
     “Noteholder Secured Parties” means, at any time, (a) each Noteholder, (b) the Trustee, (c) the Notes Collateral Agent and Security Trustee, (d) each other “Secured Party” as defined in the Noteholder Security Agreement (as in effect on the date hereof) to which any Noteholder Obligations are owed, and (e) the successors and assigns of each of the foregoing.
     “Noteholder Security Agreement” has the meaning assigned to such term in the recitals to this Intercreditor Agreement.

     “Noteholder Security Documents” means the Noteholder Security Agreement, the Noteholder Mortgages, each Copyright Agreement, each Patent Agreement and each Trademark Agreement (in each case as defined in the Noteholder Security Agreement) and any other agreement, document or instrument pursuant to which a Lien is granted by any Grantor to secure any Noteholder Obligations or under which rights or remedies with respect to any such Lien are governed.
     “Noteholders” means the Noteholders or the Holders under and as defined in the Indenture.
     “Notes” means the 11 3/4% Senior Secured Notes due 2015 issued by Holdings and Finance Corp. and guaranteed by the Grantors, and any notes issued in substitution or exchange therefor and any additional Notes issued pursuant to the Indenture.
     “Notes Collateral Agent and Security Trustee” has the meaning assigned to such term in the preamble to this Intercreditor Agreement and includes any successor or replacement collateral agent appointed in accordance with the terms of the Noteholder Documents.
     “Obligations” means the Noteholder Obligations and the Revolving Credit Obligations.
     “Permitted Enforcement Actions” has the meaning assigned to such term in Section 3.01.
     “Permitted Specified Enforcement Actions” has the meaning assigned to such term in Section 3.01(v).
     “Person” means any individual, sole proprietorship, partnership, limited liability company, joint venture, joint-stock company, trust, unincorporated organization, association, corporation, government or any agency or political subdivision thereof or any other entity.
     “Priority Lien” has the meaning assigned to such term in Section 3.06.
     “Purchase Agreement” means the Purchase Agreement dated as of December 22, 2009, among Holdings, the Grantors party thereto and the initial purchasers named therein.
     “Refinance” means, in respect of any indebtedness or commitments to provide indebtedness, including, without limitation, any Revolving Credit Obligations or Noteholder Obligations, as applicable, to refinance, extend, renew, restructure (including by the amendment and restatement of any instrument or agreement evidencing such indebtedness) or replace or to issue other indebtedness or commitments to provide indebtedness in exchange or replacement for, such indebtedness or commitments to provide indebtedness, in whole or in part. “Refinanced” and “Refinancing” shall have correlative meanings.
     “Refinancing Notice” has the meaning assigned to such term in Section 7.03(a).
     “Replacement Collateral Agent” has the meaning assigned to such term in Section 7.03(a).

     “Replacement Revolving Credit Obligations” has the meaning assigned to such term in Section 7.03(a).
     “Replacement Revolving Facility Documents” has the meaning assigned to such term in Section 7.03(a).
     “Representative” means (a) with respect to the Revolving Facility Secured Parties, the Collateral Agent and Security Trustee and (b) with respect to the Noteholder Secured Parties, the Trustee and the Notes Collateral Agent and Security Trustee.
     “Revolving Credit Obligations” means, collectively, the “Obligations”, as defined in the Credit Agreement as in effect on the date hereof (including, all amounts accruing on or after the commencement of any Insolvency Proceeding relating to any Grantor, or that would have accrued or become due under the terms of the Revolving Facility Documents but for the effect of the Insolvency Proceeding or other applicable law, and irrespective of whether a claim for all or any portion of such amounts is allowable or allowed in such Insolvency Proceeding).
     “Revolving Facility Collateral” means all “Collateral”, as defined in the Credit Agreement, and any other assets of any Grantor now or at any time hereafter subject to Liens securing any Revolving Credit Obligations pursuant to any Revolving Facility Security Document.
     “Revolving Facility Documents” means the “Loan Documents”, as defined in the Credit Agreement.
     “Revolving Facility First Lien Collateral Transition Date” means the date on which all Liens created under the Revolving Security Documents on all of the Revolving Facility Collateral shall have been released.
     “Revolving Facility Liens” means Liens on the Revolving Facility Collateral created under Revolving Facility Security Documents to secure any Revolving Credit Obligations.
     “Revolving Facility Mortgages” means, collectively, each of the mortgages, deeds of trust, leasehold mortgages and any other agreement, document or instrument pursuant to which a Lien on Mortgaged Real Estate or Vessels is granted by any Grantor to secure any Revolving Credit Obligations or under which rights or remedies with respect to any such Lien are governed, including the Fleet Mortgages and the Mortgages (as such terms are defined in the Credit Agreement) .
     “Revolving Facility Secured Parties” means, at any time, (a) the Revolving Lenders, (b) the Collateral Agent and Security Trustee, (c) each Lender (or Affiliate of any Lender) that provides Bank Products (in each case as such terms in this clause (c) are defined in the Credit Agreement as in effect on the date hereof) to any Grantor and (d) the successors and assigns of each of the foregoing.
     “Revolving Facility Security Documents” means the Credit Agreement, the Revolving Facility Mortgages and each Patent Assignment (as defined in the Credit Agreement) and Trademark Security Agreement (as defined in the Credit Agreement) and any other agreement, document or instrument pursuant to which a Lien is granted any Grantor to secure any Revolving Credit Obligations or under which rights or remedies with respect to any such Lien are governed.
     “Revolving Lenders” has the meaning assigned to such term in the recitals to this Intercreditor Agreement.
     “Second Lien Release” has the meaning assigned to such term in Section 3.05.
     “Secured Parties” means the Noteholder Secured Parties and the Revolving Facility Secured Parties.
     “Security Agreement” means the Credit Agreement or the Noteholder Security Agreement.
     “Security Documents” means the Revolving Facility Security Documents and the Noteholder Security Documents.
     “Senior Liens” means, with respect to any Collateral, (a) the Revolving Facility Liens on such Collateral (other than any Revolving Facility Liens securing Revolving Credit Obligations the principal amount of which exceeds the Maximum Priority Revolving Loan Debt) and (b) the Noteholder Liens on such Collateral, to the extent that such Collateral is subject to any Revolving Facility Liens securing Revolving Credit Obligations the principal amount of which exceeds the Maximum Priority Revolving Loan Debt.
     “Senior Priority Discharge Date” means, subject to the terms of Section 7.02, the earlier of (a) the Revolving Facility First Lien Collateral Transition Date and (b) the payment in full in cash of the Revolving Credit Obligations (excluding for the purposes of this clause (b) such Revolving Credit Obligations in excess of the Maximum Priority Revolving Loan Debt) and the termination of the Commitments of the Revolving Lenders to provide loans or other extensions of credit pursuant to the Credit Agreement.
     “Standstill Period” has the meaning assigned to such term in Section 3.02.
     “TIA” means the Trust Indenture Act of 1939 (15 U.S.C. Section 77aaa-77bbbb) as in effect on the date hereof.
     “Trustee” has the meaning assigned to such term in the preamble to this Intercreditor Agreement and includes any successor or replacement agent appointed in accordance with the Noteholder Documents.
     “Uniform Commercial Code” or “UCC” means the Uniform Commercial Code (or any similar or equivalent legislation) as in effect from time to time in any applicable jurisdiction.
     “Vessels” shall the mean the Vessels more particularly described on Schedule 1 attached hereto, as amended from time to time by a writing executed by each of the Collateral Agent and Security Trustee and the Notes Collateral Agent and Security Trustee, which vessels have been mortgaged to Collateral Agent and Security Trustee and the Notes Collateral Agent and Security

Trustee and which are more particularly described in the Fleet Mortgages (as such term is defined in the Indenture).
               SECTION 1.02. Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, restated, supplemented or otherwise modified, (b) any reference herein (i) to any Person shall be construed to include such Person’s successors and assigns and (ii) to Holdings or any other Grantor shall be construed to include Holdings or such Grantor as debtor and debtor-in-possession and any receiver or trustee for Holdings or any other Grantor, as the case may be, in any Insolvency Proceeding, (c) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Intercreditor Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections or Annexes shall be construed to refer to Articles or Sections of, or Annexes to, this Intercreditor Agreement, (e) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights, and (f) the terms “Revolving Facility Documents”, “Noteholder Documents”, or any instrument, mortgage, note agreement or other document included within any such defined terms, shall mean such instrument, mortgage, note agreement or other document, as amended, restated, renewed, extended, supplemented, substituted or otherwise modified from time to time (to the extent not otherwise prohibited herein).
ARTICLE II
LIEN PRIORITIES.
               SECTION 2.01. Relative Priorities. Notwithstanding the time, manner, order or method of grant, creation, attachment or perfection of any Junior Lien or any Senior Lien, and notwithstanding any provision of the UCC or any other applicable law, the provisions of any Security Document or any other Debt Document, any defect or deficiency or alleged deficiency in any of the foregoing or any other circumstance whatsoever, each Representative, for itself and on behalf of its respective Secured Parties, hereby agrees that, until the Senior Priority Discharge Date, (a) any Senior Lien now or hereafter held by or for the benefit of any Revolving Facility Secured Party shall be senior in right, priority, perfection, operation, effect and all other respects to any and all Junior Liens now or hereafter held by or for the benefit of any Noteholder Secured Party, (b) any Senior Lien now or hereafter held by or for the benefit of any Noteholder Secured Party shall be senior in right, priority, perfection, operation, effect and all other respects to any and all Junior Liens now or hereafter held by or for the benefit of any Revolving Facility Secured Party, (c) any Junior Lien now or hereafter held by or for the benefit of any Noteholder Secured Party shall be junior and subordinate in right, priority, operation, effect and all other respects to any and all Senior Liens now or hereafter held by or for the benefit of any Revolving Facility Secured Party, and (d) any Junior Lien now or hereafter held by or for the benefit of any Revolving Facility Secured Party shall be junior and subordinate in right, priority, operation, effect and all other respects to any and all Senior Liens now or hereafter held by or for the benefit of any Noteholder Secured Party, in each case, on the terms set forth herein. Until the Senior Priority Discharge Date, the Senior Liens shall be and remain senior in right, priority, operation, effect and all other respects to any Junior Liens for all purposes, in each case, on the terms set forth herein, whether or not any Senior Liens are subordinated in any respect to any other Lien securing any other obligation of Holdings, any other Grantor or any other Person and whether or not any such Senior Liens are voided, avoided, invalidated, lapsed or unperfected.
               SECTION 2.02. Prohibition on Contesting Liens. Each of the Collateral Agent and Security Trustee, for itself and on behalf of the other Revolving Facility Secured Parties, and the Notes Collateral Agent and Security Trustee, for itself and on behalf of the other Noteholder Secured Parties, agrees that it will not, and hereby waives any right to, contest or support any other Person in contesting, in any proceeding (including any Insolvency Proceeding), the priority, validity or enforceability of any Junior Lien or any Senior Lien, as the case may be; provided, that nothing in this Intercreditor Agreement shall be construed to prevent or impair the rights of the Collateral Agent and Security Trustee or any other Revolving Facility Secured Party to enforce this Intercreditor Agreement or their rights hereunder.
               SECTION 2.03. No New Liens. The Notes Collateral Agent and Security Trustee, for itself and on behalf of the other Noteholder Secured Parties agrees that, until the Senior Priority Discharge Date, no Noteholder Secured Party will permit any of the Grantors, any Subsidiary of any Grantor or any other Person to grant or permit any additional Liens on any asset to secure any Noteholder Obligation unless such Grantor, Subsidiary or other Person has granted, or substantially concurrently therewith grants, a Senior Lien on such asset to secure the Revolving Credit Obligations, with each such Lien to be subject to the provisions of this Intercreditor Agreement. To the extent that the provisions of the immediately preceding sentence are not complied with for any reason, without limiting any other right or remedy available to the Collateral Agent and Security Trustee or the other Revolving Facility Secured Parties, the Notes Collateral Agent and Security Trustee agrees, for itself and on behalf of the other Noteholder Secured Parties, that any amounts received by or distributed to any Noteholder Secured Party pursuant to or as a result of any Lien granted and existing in contravention of this Section 2.03 shall be subject to Section 4.02. Notwithstanding the foregoing or any other provision in this Intercreditor Agreement to the contrary, the provisions of this Section are not intended to, nor shall they be deemed to, affect in any manner the enforceability against any Grantor or any other Person of any such Lien granted and existing contrary to the terms of this Section.
               SECTION 2.04. Similar Liens and Agreements. Each Representative, for itself and on behalf of its respective Secured Parties, agrees that it is their intention that the specific assets which are included in the Revolving Facility Collateral and the Noteholder Collateral be identical. In furtherance of the foregoing, the parties hereto agree to cooperate in good faith in order to determine, upon any reasonable request by the Collateral Agent and Security Trustee or the Notes Collateral Agent and Security Trustee, as the case may be, the specific assets included in the Revolving Facility Collateral and the Noteholder Collateral, the steps taken to perfect the Liens thereon in accordance with this Intercreditor Agreement and the identity of the respective parties obligated under the Revolving Facility Documents and the Noteholder Documents in respect of the Revolving Credit Obligations and the Noteholder Obligations, respectively.
ARTICLE III
ENFORCEMENT RIGHTS WITH RESPECT TO THE COLLATERAL.
               SECTION 3.01. Exercise of Rights and Remedies.
     (a) Until the Senior Priority Discharge Date, whether or not any Insolvency Proceeding has been commenced, the Collateral Agent and Security Trustee and the other Revolving Facility Secured Parties shall have the exclusive right to take any Enforcement Action with respect to Collateral, in each case, without any consultation with or the consent of the Notes Collateral Agent and Security Trustee or any other Noteholder Secured Party; provided, that, notwithstanding the foregoing, the Notes Collateral Agent and Security Trustee may:
     (i) in any Insolvency Proceeding, file a proof of claim or statement of interest with respect to the Noteholder Obligations; provided, that, in the event the Notes Collateral Agent and Security Trustee has failed to file any such proof of claim or statement of interest within 30 days prior to the bar date applicable to such claim, the Collateral Agent and Security Trustee may (but shall not be obligated to) file any such proof of claim or statement of interest on behalf of the Notes Collateral Agent and Security Trustee and the other Noteholder Secured Parties (subject to the Collateral Agent and Security Trustee providing the Notes Collateral Agent and Security Trustee and other Noteholder Secured Parties with a reasonable and customary indemnification with respect to any liabilities that may be incurred by the Notes Collateral Agent and Security Trustee arising with respect to any such proof of claim in such Insolvency Proceeding by Collateral Agent and Security Trustee or statement of interest in such Insolvency Proceeding by Collateral Agent and Security Trustee); provided, further, that, (A) if the Collateral Agent and Security Trustee files any such proof of claim as contemplated above and the Trustee or Notes Collateral Agent and Security Trustee shall subsequently timely file a proper proof of claim in such Insolvency Proceeding, such subsequent proper proof of claim filed by the Trustee or the Notes Collateral Agent and Security Trustee shall supersede any such proof of claim theretofore filed by the Collateral Agent and Security Trustee on behalf of the Notes Collateral Agent and Security Trustee and the other Noteholder Secured Parties and such proof of claim theretofore filed by the Collateral Agent and Security Trustee on behalf of the Notes Collateral Agent and Security Trustee and the other Noteholder Secured Parties shall thereupon be deemed to be withdrawn, and (B) the foregoing provisions of this clause (a)(i) shall not be construed to authorize the Collateral Agent and Security Trustee to authorize or consent to or accept or adopt on behalf of the Notes Collateral Agent and Security Trustee or any other Noteholder Secured Party, any plan of reorganization, arrangement, adjustment or composition affecting the Notes or any claims with respect thereto or otherwise authorize the Collateral Agent and Security Trustee to authorize or consent to or accept or adopt on behalf of the Notes Collateral Agent and Security Trustee or any other Noteholder Secured Party any matter inconsistent with the provisions of this Agreement;
     (ii) take any action to preserve or protect the validity and enforceability of the Junior Liens; provided, that no such action is (A) materially adverse to the Senior Liens or the rights of the Collateral Agent and Security Trustee or any other Revolving Facility Secured Party to exercise remedies in respect thereof or (B) inconsistent with the terms of this Intercreditor Agreement, including, without limitation, the automatic release of Junior Liens provided for in Section 3.04;
     (iii) file any responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by any Person objecting to or otherwise seeking the disallowance of the claims of the Noteholder Secured Parties, including any claims secured by the Noteholder Collateral, or otherwise make any agreements or file any motions pertaining to the Noteholder Obligations, in each case, to the extent not inconsistent with the terms of this Intercreditor Agreement;
     (iv) exercise rights and remedies as unsecured creditors to the extent (and only to the extent) provided in Section 3.03 (the actions described in clauses (a)(i) through (a)(iv) of this Section 3.01 being referred to herein as the “Permitted Enforcement Actions”); and
     (v) following the termination of the Standstill Period, take any Enforcement Action in accordance with the terms of Section 3.02 (the actions described in clauses (a)(i) through (a)(v) of this Section 3.01 being referred to herein as the “Permitted Specified Enforcement Actions”).
Except for the Permitted Specified Enforcement Actions, unless and until the Senior Priority Discharge Date, the sole rights of the Notes Collateral Agent and Security Trustee and the other Noteholder Secured Parties with respect to the Noteholder Collateral shall be to enforce the terms of this Intercreditor Agreement and receive such Collateral (or the proceeds thereof), if any, remaining after the Senior Priority Discharge Date has occurred (to the extent (and only to the extent) required by the Noteholder Documents and this Intercreditor Agreement).
     (b) In exercising rights and remedies with respect to the Collateral, the Collateral Agent and Security Trustee and the other Revolving Facility Secured Parties may enforce the provisions of the Revolving Facility Security Documents and exercise remedies thereunder, all in such order and in such manner as they may determine in their sole discretion. Such exercise and enforcement shall include, without limitation, the rights of an agent appointed by them to Dispose of Revolving Facility Collateral upon foreclosure, to incur expenses in connection with any such Disposition and to exercise all the rights and remedies of a secured creditor under the Uniform Commercial Code in effect in any jurisdiction, the Bankruptcy Code or any other Bankruptcy Law, with respect to such Collateral. The Collateral Agent and Security Trustee agrees to provide at least ten (10) business days’ prior written notice to the Notes Collateral Agent and Security Trustee of its intention to take any Enforcement Action with respect to a material portion of the Revolving Facility Collateral; provided, however, that failure to give any such notice shall not in any way limit Collateral Agent and Security Trustee’s ability hereunder to take any such Enforcement Action; and notwithstanding the foregoing, if an Exigent Circumstance has occurred and is continuing, Collateral Agent and Security Trustee may take Enforcement Action with respect to any material portion of the Collateral without prior written notice to Notes Collateral Agent and Security Trustee, and Collateral Agent and Security Trustee hereby agrees to provide written notice of such Enforcement Action reasonably promptly thereafter.
     (c) (i) The Notes Collateral Agent and Security Trustee, for itself and on behalf of the other Noteholder Secured Parties, hereby acknowledges and agrees that no covenant, agreement or restriction contained in any Noteholder Security Document or any other Noteholder Document shall be deemed to prohibit, restrain or otherwise restrict in any way the rights and remedies of the Collateral Agent and Security Trustee or the other Revolving Facility Secured Parties with respect to the Revolving Facility Collateral as set forth in this Intercreditor Agreement and the other Revolving Facility Documents.
          (ii) The Collateral Agent and Security Trustee, for itself and on behalf of the other Revolving Facility Secured Parties, hereby acknowledges and agrees that no covenant, agreement or restriction contained in any Revolving Facility Security Document or any other Revolving Facility Document shall be deemed to prohibit, restrain or otherwise restrict in any way the rights and remedies of the Notes Collateral Agent and Security Trustee or the other Noteholder Secured Parties with respect to the Noteholder Collateral as set forth in this Intercreditor Agreement and the other Revolving Facility Documents.
               SECTION 3.02. No Interference; Standstill Period. The Notes Collateral Agent and Security Trustee, for itself and on behalf of the other Noteholder Secured Parties, agrees that, whether or not any Insolvency Proceeding has been commenced, the Noteholder Secured Parties:
     (a) will not, prior to the Senior Priority Discharge Date, except for Permitted Enforcement Actions, take any Enforcement Action; provided, that the Notes Collateral Agent and Security Trustee may commence or take any Enforcement Action after a period (the “Standstill Period”) beginning on the date that the Notes Collateral Agent and Security Trustee provides written notice (a “Noteholder Actionable Default Notice”) to the Collateral Agent and Security Trustee that a Noteholder Actionable Default has occurred (it being understood and agreed that such notice shall be invalid and void ab initio if such Noteholder Actionable Default has not occurred) and ending 150 days from the date of receipt by the Collateral Agent and Security Trustee of such Noteholder Actionable Default Notice; provided, further, that, (A) notwithstanding the expiration of the Standstill Period or anything herein to the contrary, in no event shall the Notes Collateral Agent and Security Trustee or any other Noteholder Secured Party take any Enforcement Action with respect to any portion of the Collateral if the Collateral Agent and Security Trustee or any other Revolving Facility Secured Party shall have commenced, and shall be diligently pursuing (or shall have sought or requested relief from or modification of the automatic stay or any other stay in any Insolvency Proceeding to enable the commencement and pursuit thereof), any Enforcement Action with respect to such portion of the Collateral to which such Enforcement Action directly relates (including, without limitation, the diligent pursuit of any of the following: solicitation of bids from third parties to conduct the liquidation of all or a material portion of the Collateral, the engagement or retention of sales brokers, marketing agents, investment bankers, accountants, auctioneers or other third parties for the purpose of valuing, marketing and selling all or a material portion of the Collateral, notification of accounts debtors to make payments to the Collateral Agent and Security Trustee or its agents, any action to take possession of all or a material portion of the Collateral, or commencement and diligent pursuit of any legal proceedings or actions against or with respect to all or a material portion of the Collateral) and (B) after the expiration of the Standstill Period, so long as neither the Collateral Agent and Security Trustee nor the other Revolving Facility Secured Parties have commenced any Enforcement Action (including, without limitation, an Enforcement Action described in the immediately preceding parenthetical clause), in the event that and for so long as the Noteholder Secured Parties (or the Notes Collateral Agent and Security Trustee on their behalf) have commenced any Enforcement Action with respect to any portion of the Collateral to the extent permitted hereunder and are diligently pursuing (or shall have sought or requested relief from or modification of the automatic stay or any other stay in any Insolvency Proceeding to enable the commencement and pursuit thereof) such actions, neither the Collateral Agent and Security Trustee nor the other Revolving Facility Secured Parties shall take any action of a similar nature with respect to such portion of the Collateral to which such Enforcement Action directly relates (including, without limitation, the diligent pursuit of any of the following: solicitation of bids from third parties to conduct the liquidation of all or a material portion of the Collateral, the engagement or retention of sales brokers, marketing agents, investment bankers, accountants, auctioneers or other third parties for the purpose of valuing, marketing and selling all or a material portion of the Collateral, notification of accounts debtors to make payments to the Collateral Agent and Security Trustee or its agents, any action to take possession of all or a material portion of the Collateral, or commencement and diligent pursuit of any legal proceedings or actions against or with respect to all or a material portion of the Collateral); provided, that all other provisions of this Intercreditor Agreement (including the turnover provisions of Section 4.02) are complied with;
     (b) will not contest, protest or object to any foreclosure action or proceeding brought by the Collateral Agent and Security Trustee or any other Revolving Facility Secured Party, or any other enforcement or exercise by any Revolving Facility Secured Party of any rights or remedies relating to the Revolving Facility Collateral under the Revolving Facility Documents or otherwise, so long as Junior Liens attach to the proceeds thereof subject to the relative priorities set forth in Section 2.01;
     (c) subject to the rights of the Noteholder Secured Parties under clause (a) above, will not object to the forbearance by the Collateral Agent and Security Trustee or any other Revolving Facility Secured Party from commencing or pursuing any foreclosure action or proceeding or any other enforcement or exercise of any rights or remedies with respect to the Revolving Facility Collateral;
     (d) will not, prior to the Senior Priority Discharge Date, except for Permitted Specified Enforcement Actions, take or receive any Collateral or any proceeds thereof in connection with the exercise of any right or enforcement of any remedy (including any right of setoff) with respect to any such Collateral or in connection with any insurance policy award under a policy of insurance relating to any such Collateral or any condemnation award (or deed in lieu of condemnation) relating to any such Collateral;
     (e) will not, except for Permitted Specified Enforcement Actions and except as otherwise provided herein, take any action with respect to the Collateral that would materially hinder, in any manner, any exercise of rights or remedies under the Revolving Facility Documents with respect to the Collateral or the rights or remedies of the Revolving Facility Secured Parties under applicable law with respect to the Collateral, including any Disposition of any Collateral, whether by foreclosure or otherwise; and
     (f) will not, except for Permitted Specified Enforcement Actions, object to the manner in which the Collateral Agent and Security Trustee or any other Revolving Facility Secured Party may seek to enforce the Senior Liens, regardless of whether any action or failure to act by or on behalf of the Collateral Agent and Security Trustee or any other Revolving Facility Secured Party is, or could possibly be, adverse to the interests of the Noteholder Secured Parties, and will not assert, and hereby waive, to the fullest extent permitted by law, any right to demand, request, plead or otherwise assert or claim the benefit of any marshalling, appraisal, valuation or other similar right that may be available under applicable law with respect to the Collateral or any similar rights a junior secured creditor may have under applicable law; and
     (g) will not attempt, directly or indirectly, whether by judicial proceeding or otherwise, to challenge or question the validity or enforceability of any Revolving Facility Security Document, including this Intercreditor Agreement, or the validity or enforceability of the priorities, rights or obligations established by this Intercreditor Agreement.
               SECTION 3.03. Rights as Unsecured Creditors. Each Representative and the other Secured Parties may, in accordance with the terms of the applicable Debt Documents and applicable law, enforce rights and exercise remedies against Holdings and any other Grantor as unsecured creditors; provided, that no such action is otherwise prohibited by the terms of this Intercreditor Agreement. Nothing in this Intercreditor Agreement shall prohibit the receipt by the Notes Collateral Agent and Security Trustee or any other Noteholder Secured Party of the required payments of principal, premium, interest, fees and other amounts due under the Noteholder Documents so long as such receipt is not the result of (x) the enforcement or exercise by the Notes Collateral Agent and Security Trustee or any other Noteholder Secured Party of rights or remedies as a secured creditor (including any right of setoff) with respect to the Collateral or (y) any contravention of this Intercreditor Agreement (including any judgment lien on the Collateral resulting from the exercise of remedies available to an unsecured creditor).

               SECTION 3.04. Automatic Release of Junior Liens.
     (a) The Notes Collateral Agent and Security Trustee and each other Noteholder Secured Party agree that in the event of a Disposition of Revolving Facility Collateral subject to any Junior Lien (regardless of whether or not an Event of Default has occurred and is continuing under the Noteholder Documents at the time of such Disposition), such Junior Lien on such Collateral (and, if such Collateral is all of the equity interests of a Grantor, all obligations of such Grantor under the Noteholder Documents) shall terminate and be released automatically, unconditionally, simultaneously and without further action if the applicable Senior Liens on such Collateral (and, if such Collateral is all of the equity interests of a Grantor, all obligations of such Grantor under the Revolving Facility Documents) are released and if such Disposition either (x) is then not prohibited by the Noteholder Documents or (y) occurs in connection with (A) a Disposition by a Grantor with the consent of the Collateral Agent and Security Trustee at a time when an Event of Default under the Revolving Facility Documents is continuing or (B) the foreclosure upon or other exercise of rights and remedies with respect to such Revolving Facility Collateral at a time when an Event of Default under the Revolving Facility Documents is continuing; provided, that, in the case of a Disposition pursuant to subclause (y) above, the proceeds of any such Disposition received by any Revolving Facility Secured Party shall be applied to repay Revolving Credit Obligations (and, after the commencement of an Enforcement Action and during its continuance, an equal and concomitant permanent reduction of the Commitments); provided, further, that, in the case of a Disposition pursuant to subclause (x) or (y) above, the Junior Lien shall remain in full force and effect with respect to any proceeds of such Disposition that remain after the satisfaction in full of the Revolving Credit Obligations.
     (b) The Notes Collateral Agent and Security Trustee agrees to execute and deliver (at the sole cost and expense of the Grantors) all such releases and other instruments as shall reasonably be requested and provided by the Collateral Agent and Security Trustee to evidence and confirm any release of Collateral provided for in this Section 3.04. Until the Senior Priority Discharge Date, the Notes Collateral Agent and Security Trustee, for itself and on behalf of each other Noteholder Secured Party, hereby appoints the Collateral Agent and Security Trustee, and any officer or agent of the Collateral Agent and Security Trustee as the Collateral Agent and Security Trustee may designate from time to time, with full power of substitution, as the attorney-in-fact of the Notes Collateral Agent and Security Trustee and each Noteholder Secured Party for the purpose of entering into any such release and other instruments and carrying out the provisions of this Section 3.04, which appointment is irrevocable and coupled with an interest.
               SECTION 3.05. Automatic Release of Senior Liens. If, in connection with any Enforcement Action taken by the Notes Collateral Agent and Security Trustee after the expiration of the Standstill Period that is permitted in accordance with Section 3.02, the Notes Collateral Agent and Security Trustee, for itself and on behalf of the other Noteholder Secured Parties, (x) releases any of the Junior Liens on any Collateral, or (y) if such Collateral is all of the equity interests of a Grantor, releases such Grantor from its obligations under the Noteholder Documents (in each case, a “Second Lien Release”), then the Senior Liens and other Junior

Liens on such Collateral and, if such Collateral is all of the equity interests of such Grantor, the obligations of any such Grantor under the Revolving Facility Documents, shall be automatically released, and promptly upon the request of the Notes Collateral Agent and Security Trustee the Collateral Agent and Security Trustee shall, for itself and on behalf of the other Revolving Facility Secured Parties, execute and deliver (at the sole cost and expense of the Grantors) all such releases and other instruments as shall be reasonably requested by the Notes Collateral Agent and Security Trustee to evidence and confirm any release of Collateral or of a Grantor provided for in this Section; provided, that, so long as the Senior Priority Discharge Date has not occurred, the proceeds of, or payments with respect to, any Collateral shall be segregated and held in trust and forthwith transferred or paid over to the Collateral Agent and Security Trustee for the benefit of the Revolving Facility Secured Parties in accordance with Section 4.02.
               SECTION 3.06. Priority Liens. If a subordination of the Collateral Agent and Security Trustee’s Lien on any Revolving Facility Collateral is permitted (or in good faith believed by the Collateral Agent and Security Trustee to be permitted) under the Revolving Facility Documents to another Lien arising under maritime law and permitted under the Revolving Facility Documents or any other Lien with respect to which Collateral Notes Agent and Security Trustee have agreed to such other Lien in writing (a “Priority Lien”), then the Collateral Agent and Security Trustee is authorized to execute and deliver a subordination agreement with respect thereto in form and substance satisfactory to it, and the Notes Collateral Agent and Security Trustee, for itself and on behalf of the Noteholder Secured Parties, shall, upon presentation of the Collateral Agent and Security Trustee’s executed subordination agreement, promptly execute and deliver to the Collateral Agent and Security Trustee or the relevant Grantor an identical subordination agreement subordinating the Liens of the Notes Collateral Agent and Security Trustee for the benefit of the Noteholder Secured Parties to such Priority Lien.
               SECTION 3.07. Insurance and Condemnation Awards. Until the Senior Priority Discharge Date shall have occurred, the Collateral Agent and Security Trustee and the other Revolving Facility Secured Parties shall have the exclusive right, subject to the rights (if any) of the Grantors under the Revolving Facility Documents, to settle and adjust any insurance policy or claim covering or constituting Collateral and to approve any award granted in any condemnation or similar proceeding, or any deed in lieu of condemnation, in respect of any Collateral. All proceeds of any such policy and any such award, or any payments with respect to a deed in lieu of condemnation, shall constitute Collateral, subject to the rights (if any) of the Grantors under the Revolving Facility Documents, and shall be paid in accordance with Section 4.01. Until the Senior Priority Discharge Date, if any Notes Collateral Agent and Security Trustee or any other Noteholder Secured Party shall, at any time, receive any proceeds of any such insurance policy or any such award or payment in violation of this Section 3.07, it shall immediately transfer and pay over such proceeds to the Collateral Agent and Security Trustee in accordance with Section 4.02.

ARTICLE IV
PAYMENTS.
               SECTION 4.01. Application of Proceeds. Until the Senior Priority Discharge Date, any Collateral or proceeds thereof received by a Representative shall be applied by such Representative (a) first, to the Revolving Credit Obligations (other than the principal amount thereof in excess of the Maximum Priority Revolving Loan Debt), (b) second, to the Noteholder Obligations, (c) third, to the Revolving Credit Obligations in excess of the Maximum Priority Revolving Loan Debt, and (c) fourth, to the applicable Grantor, or in each case as a court of competent jurisdiction may otherwise direct. After the Senior Priority Discharge Date, the Collateral Agent and Security Trustee shall deliver to the Notes Collateral Agent and Security Trustee any remaining Collateral and any proceeds thereof then held by it, together with any necessary endorsements, or as a court of competent jurisdiction may otherwise direct, to be applied by the Notes Collateral Agent and Security Trustee (a) first, to the Noteholder Obligations and (c) second, to the applicable Grantor, or in each case as a court of competent jurisdiction may otherwise direct.
               SECTION 4.02. Payment Over. Until the Senior Priority Discharge Date, each Noteholder Secured Party (other than the Notes Collateral Agent and Security Trustee) hereby agrees that any Revolving Facility Collateral or any proceeds thereof (together with assets or proceeds subject to Liens referred to in the penultimate sentence of Section 2.03) received directly or indirectly by such Noteholder Secured Party in contravention of this Intercreditor Agreement shall be segregated and held in trust and forthwith transferred or paid over to the Collateral Agent and Security Trustee for the benefit of the Revolving Facility Secured Parties in the same form as received, together with any necessary endorsements, or as a court of competent jurisdiction may otherwise direct. Until the Senior Priority Discharge Date, the Notes Collateral Agent and Security Trustee hereby agrees that any Revolving Facility Collateral or any proceeds thereof (together with assets or proceeds subject to Liens referred to in the penultimate sentence of Section 2.03) received directly or indirectly by the Notes Collateral Agent and Security Trustee (w) in connection with any Disposition of, or collection on, such Collateral upon any Enforcement Action, (x) in connection with any insurance policy claim or any condemnation award (or deed in lieu of condemnation) to the extent constituting Collateral or (y) as contemplated under Sections 2.03, 3.02, 3.05, 3.07, 6.01 or 6.02 (whether as a matter of law or otherwise), shall be segregated and held in trust and forthwith transferred or paid over to the Collateral Agent and Security Trustee for the benefit of the Revolving Facility Secured Parties in the same form as received, together with any necessary endorsements, or as a court of competent jurisdiction may otherwise direct. Until the Senior Priority Discharge Date, the Notes Collateral Agent and Security Trustee, for itself and on behalf of each other Noteholder Secured Party, hereby appoints the Collateral Agent and Security Trustee, and any officer or agent of the Collateral Agent and Security Trustee as may be designated by the Collateral Agent and Security Trustee from time to time, with full power of substitution, the attorney-in-fact of each Noteholder Secured Party for the purpose of carrying out the provisions of this Section 4.02, which appointment is irrevocable and coupled with an interest. For purposes of this Section 4.02, payments made by Grantors to any Noteholder Secured Party with the proceeds of a loan by Revolving Facility Secured Parties shall not be construed to constitute proceeds of Collateral.

               SECTION 4.03. Unenforceable Liens. Notwithstanding anything to the contrary contained herein, if in any Insolvency Proceeding a determination is made that any Lien encumbering any Revolving Facility Collateral is not enforceable for any reason, then the Notes Collateral Agent and Security Trustee and the Noteholder Secured Parties agree that, any distribution or recovery they may receive with respect to, or allocable to, the value of the assets intended to constitute such Collateral or any proceeds thereof, to the extent that such assets constitute Noteholder Collateral, shall (until the Senior Priority Discharge Date) be segregated and held in trust and forthwith paid over to the Collateral Agent and Security Trustee for the benefit of the Revolving Facility Secured Parties in the same form as received without recourse, representation or warranty (other than a representation of the Notes Collateral Agent and Security Trustee that it has not otherwise sold, assigned, transferred or pledged any right, title or interest in and to such distribution or recovery) but with any necessary endorsements or as a court of competent jurisdiction may otherwise direct until the Senior Priority Discharge Date. Until the Senior Priority Discharge Date, the Notes Collateral Agent and Security Trustee, for itself and on behalf of each other Noteholder Secured Party, hereby appoints the Collateral Agent and Security Trustee, and any officer or agent of the Collateral Agent and Security Trustee as may be designated by the Collateral Agent and Security Trustee from time to time, with full power of substitution, the attorney-in-fact of each Noteholder Secured Party for the limited purpose of carrying out the provisions of this Section 4.03 and taking any action and executing any instrument that the Collateral Agent and Security Trustee may deem necessary or advisable to accomplish the purposes of this Section 4.03, which appointment is irrevocable and coupled with an interest.
ARTICLE V
PLEDGED OR CONTROLLED COLLATERAL.
               SECTION 5.01. General. The Collateral Agent and Security Trustee agrees that if it shall at any time hold a Senior Lien on any Noteholder Collateral that can or is required to be perfected or the priority of which can be enhanced by the possession or control of such Collateral or of any account in which such Collateral is held, and if such Collateral or any such account is in fact in the possession or under the control of such Collateral Agent, or of agents or bailees of the Collateral Agent and Security Trustee, the Collateral Agent and Security Trustee shall, solely for the purpose of perfecting the Junior Liens granted under the Noteholder Security Documents and, subject to the terms and conditions of this Article V, also hold and/or maintain control of such Collateral for the benefit of the Notes Collateral Agent and Security Trustee and the other Noteholder Secured Parties as agent on behalf of and representative (as defined in Section 1-201(35) of the UCC) of the Notes Collateral Agent and Security Trustee and on behalf and for the benefit of the Notes Collateral Agent and Security Trustee and other Noteholder Secured Parties. It is agreed that the obligations of the Collateral Agent and Security Trustee and the rights of the Notes Collateral Agent and Security Trustee and the other Noteholder Secured Parties in connection with any such bailment arrangement will be in all respects subject to the provisions of Articles II and III. Notwithstanding anything to the contrary herein, the Collateral Agent and Security Trustee will be deemed to make no representation as to the adequacy of the steps taken by it to perfect the Junior Lien on any such Collateral and shall have no responsibility, duty, obligation or liability to the Notes Collateral Agent and Security Trustee or other Noteholder Secured Party or any other Person for such perfection or failure to perfect, it being understood that the sole purpose of this Article is to enable the Noteholder Secured Parties to obtain a perfected Junior Lien in such Collateral to the extent, if any, that such perfection results from the possession or control of such Collateral or any such account by the Collateral Agent and Security Trustee. Subject to Section 7.04, at such time as the Revolving Credit Obligations shall have been paid and satisfied in full and any commitment to extend credit that would constitute such Revolving Credit Obligations shall have been terminated, the Collateral Agent and Security Trustee shall use its commercially reasonable efforts to promptly take all such actions in its power (at the sole cost and expense of the Grantors) as shall be reasonably requested by the Notes Collateral Agent and Security Trustee or the applicable Grantor, as the case may be, to transfer the possession and control of such Collateral or any such account, together with any necessary endorsements but without recourse or warranty, (i) if the Noteholder Obligations are outstanding at such time, to the Notes Collateral Agent and Security Trustee (in each case, to the extent that the Notes Collateral Agent and Security Trustee has a Lien on such Collateral or account after giving effect to any prior or concurrent releases of Liens), and (ii) if no Noteholder Obligations are outstanding at such time, to the applicable Grantor.
               SECTION 5.02. Control Accounts. GS, Holdings and their subsidiaries, to the extent required by the Credit Agreement or Security Documents, shall maintain deposit accounts and securities accounts (collectively, together with all accounts and sub-accounts relating to any such deposit account or securities account, the “Control Accounts”) which are subject to the control of the Collateral Agent and Security Trustee and Note Collateral Agent and Security Trustee, respectively. The Collateral Agent and Security Trustee will act as agent on behalf of the Notes Collateral Agent and Security Trustee and the other Noteholder Secured Parties for the purpose of perfecting the Liens of the Notes Collateral Agent and Security Trustee and the other Noteholder Secured Parties granted under the Notes Security Documents in all such Control Accounts and the cash, funds, checks, notes, “securities entitlements” (as such terms are defined in the UCC), instruments and other assets from time to time on deposit in any Control Account as provided in Section 5.01 (but will have no duty, responsibility or obligation to the Noteholder Secured Parties except as set forth in the last sentence of this Section). Unless the Junior Liens on such Collateral shall have been or concurrently are released, after the occurrence of the Senior Priority Discharge Date, (a) the Collateral Agent and Security Trustee shall, at the request of the Trustee, transfer control of all cash and other assets in any such Control Account maintained with it to the Notes Collateral Agent and Security Trustee, and (b) the Collateral Agent and Security Trustee, GS, Holdings and the Notes Collateral Agent and Security Trustee (at the expense of GS and Holdings) shall have each control agreement assigned to the Notes Collateral Agent and Security Trustee or otherwise have control of any other Control Accounts to be transferred to the Notes Collateral Agent and Security Trustee (or for other arrangements with respect to each such Depositary Account satisfactory to the Notes Collateral Agent and Security Trustee to be made), in each case (in the case of clauses (a) and (b)) by delivering to the appropriate party or parties, at the expense of GS, Holdings or such subsidiary, such documents, instruments and agreements as are required to effectuate such transfers and assignments pursuant to the terms of the control agreements related to such Control Accounts, to the extent that the Noteholder Documents would entitle the Notes Collateral Agent and Security Trustee, or would require GS, Holdings or any of their subsidiaries, to take such actions if such assets or cash were held by GS, Holdings or such subsidiary.

ARTICLE VI
INSOLVENCY PROCEEDINGS.
               SECTION 6.01. DIP Financing and Asset Sales.
     (a) Until the Senior Priority Discharge Date, in the event of any Insolvency Proceeding, each Noteholder Secured Party agrees that it:
     (i) will not oppose or object to the use of any Collateral constituting cash collateral under Section 363 of the Bankruptcy Code, or any comparable provision of any other Bankruptcy Law, unless the Collateral Agent and Security Trustee, or a representative authorized by the Collateral Agent and Security Trustee, shall oppose or object to such use of cash collateral;
     (ii) will not oppose or object to (or join with any third party in opposing or objecting to) any post-petition financing, whether provided by the Revolving Facility Secured Parties or any other Person, under Section 364 of the Bankruptcy Code, or any comparable provision of any other Bankruptcy Law (a “DIP Financing”), or the Liens on the Collateral securing any DIP Financing (“DIP Financing Liens”), unless (A) the aggregate principal amount of such DIP Financing, together with the Revolving Credit Obligations as of such date, exceeds the Maximum Priority Revolving Loan Debt or (B) the Revolving Facility Secured Parties, or a representative authorized by the Revolving Facility Secured Parties, shall then oppose or object to such DIP Financing or such DIP Financing Liens, and, unless preceding clauses (A) or (B) shall apply, to the extent that such DIP Financing Liens are senior to, or rank pari passu with, the Senior Liens, the Notes Collateral Agent and Security Trustee will, for itself and on behalf of the other Noteholder Secured Parties, subordinate the Junior Liens to the Senior Liens and the DIP Financing Liens on substantially similar terms as set forth in this Intercreditor Agreement (as reasonably determined by the Notes Collateral Agent and Security Trustee); provided, that the foregoing shall not prevent the Noteholder Secured Parties from proposing a DIP Financing to any Grantors or to a court of competent jurisdiction, so long as such DIP Financing provides for the payment in full in cash of all of the Revolving Credit Obligations on the date of the initial advance under such DIP Financing and all of the Revolving Credit Obligations are paid in full in cash on such date; and
     (iii) except to the extent permitted by clause (b) of this Section 6.01, whether in connection with the use of cash collateral as described in clause (a)(i) above or a DIP Financing or otherwise, will not request adequate protection or any other relief in connection with such use of cash collateral, DIP Financing or DIP Financing Liens (unless (A) the aggregate principal amount of such DIP Financing, together with the Revolving Credit Obligations as of such date, exceeds the Maximum Priority Revolving Loan Debt or (B) the Revolving Facility Secured Parties, or a representative authorized by the Revolving Facility

Secured Parties, shall then oppose or object to such DIP Financing or such DIP Financing Liens).
     (b) If, in connection with any DIP Financing or use of cash collateral, (A) any Revolving Facility Secured Party is granted adequate protection in the form of a Lien on additional collateral, the Notes Collateral Agent and Security Trustee may, for itself and on behalf of the other Noteholder Secured Parties, seek or request adequate protection in the form of a Lien on such additional collateral, which Lien will be subordinated to the Senior Liens and DIP Financing Liens on the same basis as the other Junior Liens are subordinated to the Senior Liens under this Intercreditor Agreement or (B) any Noteholder Secured Party is granted adequate protection in the form of a Lien on additional collateral, the Collateral Agent and Security Trustee shall, to the extent permitted by court order, for itself and on behalf of the other Revolving Facility Secured Parties, be granted adequate protection in the form of a Lien on such additional collateral that is senior to such Junior Lien as security for the Revolving Credit Obligations (with the understanding that, whether or not any such senior Lien is granted to the Collateral Agent and Security Trustee on such collateral, any amounts or other proceeds received in respect of such Lien shall be subject to the provisions of Section 4.02).
               SECTION 6.02. Reorganization Securities. If, in any Insolvency Proceeding, debt obligations of the reorganized debtor secured by Liens upon any property of the reorganized debtor are distributed, pursuant to a plan of reorganization or similar dispositive restructuring plan, on account of both the Revolving Credit Obligations and the Noteholder Obligations, then, to the extent the debt obligations distributed on account of the Revolving Credit Obligations and on account of the Noteholder Obligations are secured by Liens upon the same assets or property, the provisions of this Intercreditor Agreement will survive the distribution of such debt obligations pursuant to such plan and will apply with like effect to the Liens securing such debt obligations (provided, that, for the avoidance of doubt, if such debt obligations as subject to a Junior Lien (after giving effect to this Section 6.02), any holders of Noteholder Obligations receiving such distribution pursuant to a plan of reorganization or similar dispositions restructuring plan shall be entitled to retain such distribution).
ARTICLE VII
MODIFICATIONS TO DEBT DOCUMENTS; REFINANCINGS.
               SECTION 7.01. Noteholders’ Purchase Option
          (a) Exercise of Option. On or after the occurrence and during the continuance of an Event of Default under the Credit Agreement, the occurrence of any Noteholder Actionable Default, the acceleration of all of the Revolving Credit Obligations or the receipt by Notes Collateral Agent of written notice from Collateral Agent and Security Trustee of its intention to commence an Enforcement Action, or the actual commencement of any Enforcement Action by the Collateral Agent and Security Trustee or by any Revolving Facility Secured Party, all or any portion of the Noteholder Secured Parties shall have the option at any time within thirty (30) days of such acceleration or written notice, upon three (3) business days’ prior written notice by Notes

Collateral Agent to Collateral Agent and Security Trustee, to purchase all (but not less than all) of the Revolving Credit Obligations from the Revolving Facility Secured Parties. Such notice from Notes Collateral Agent to Collateral Agent and Security Trustee shall be irrevocable.
          (b) Purchase and Sale. On the date specified by Notes Collateral Agent in such notice (which shall not be less than five (5) business days, nor more than twenty (20) days, after the receipt by Collateral Agent and Security Trustee of the notice from Notes Collateral Agent of its election to exercise such option), Revolving Facility Secured Parties (or the applicable portion thereof) shall, subject to any required approval of any court or other regulatory or governmental authority then in effect, if any, sell to Noteholder Secured Parties, and Noteholder Secured Parties shall purchase from Revolving Facility Secured Parties, all of the Revolving Credit Obligations. Notwithstanding anything to the contrary contained herein, in connection with any such purchase and sale, Revolving Facility Secured Parties shall retain all rights under the Revolving Facility Documents to be indemnified or held harmless by Grantors in accordance with the terms thereof.
          (c) Payment of Purchase Price.
     (i) Upon the date of such purchase and sale, Noteholder Secured Parties shall (A) pay to Collateral Agent and Security Trustee for the account of the Revolving Facility Secured Parties as the purchase price therefor the full amount of all of the Revolving Credit Obligations then outstanding and unpaid (including principal, interest, fees and expenses, including reasonable attorneys’ fees and legal expenses), (B) furnish cash collateral to Collateral Agent in connection with any issued and outstanding letters of credit, banker’s acceptances or similar instruments or guarantees or indemnities in respect thereof issued under the Revolving Facility Documents (but not in any event in an amount greater than one hundred five (105%) percent of the aggregate undrawn face amount of such letters of credit, banker’s acceptances or similar instruments or guarantees or indemnities in respect thereof) and (C) agree to reimburse Revolving Facility Secured Parties for any loss, cost, damage or expense (including reasonable attorneys’ fees and legal expenses) in connection with any commissions, fees, costs or expenses related to any issued and outstanding letters of credit, banker’s acceptances or similar instruments as described above and any checks or other payments provisionally credited to the Revolving Credit Obligations, and/or as to which Revolving Facility Secured Parties have not yet received final payment.
     (ii) Such purchase price and cash collateral shall be remitted by wire transfer in federal funds to such bank account of Collateral Agent as Collateral Agent may designate in writing to Notes Collateral Agent and Security Trustee for such purpose. Interest shall be calculated to but excluding the business day on which such purchase and sale shall occur if the amounts so paid by Noteholder Secured Parties to the bank account designated by Collateral Agent are received in such bank account prior to 12:00 noon, New York City time and interest shall be calculated to and including such business day if the amounts so paid by

Noteholder Secured Parties to the bank account designated by Collateral Agent are received in such bank account later than 12:00 noon, New York City time.
          (d) Representations Upon Purchase and Sale. Such purchase shall be expressly made without representation or warranty of any kind by Revolving Facility Secured Parties as to the Revolving Credit Obligations, the Collateral or otherwise and without recourse to Revolving Facility Secured Parties, except that each Revolving Facility Secured Party shall represent and warrant, severally, as to it: (i) the amount of the Revolving Credit Obligations being purchased from it are as reflected in the books and records of such Revolving Facility Secured Party (but without representation or warranty as to the collectibility, validity or enforceability thereof), (ii) that such Revolving Facility Secured Party owns the Revolving Credit Obligations being sold by it free and clear of any liens or encumbrances, and (iii) such Revolving Facility Secured Party has the right to assign the Revolving Credit Obligations being sold by it and the assignment is duly authorized. Upon the purchase by Noteholder Secured Parties of the Revolving Credit Obligations, Noteholder Secured Parties agree to indemnify and hold Revolving Facility Secured Parties harmless from and against all loss, cost, damage or expense (including reasonable attorneys’ fees and legal expenses) suffered or incurred by Revolving Facility Secured Parties arising from or in any way relating to acts or omissions of Collateral Agent or any of the other Noteholder Secured Parties after the purchase.
          SECTION 7.02. Matters Relating To Debt Documents.
          (a) Generally, Subject to Section 7.02(b) and Section 7.02(c) as applicable, the Revolving Facility Documents may be amended, restated, supplemented or otherwise modified in accordance with their terms, and Revolving Credit Obligations and the Noteholder Obligations may be Refinanced, in each case, without notice to, or the consent of, any Revolving Facility Secured Party or any Noteholder Secured Party and without affecting the subordination of the Junior Liens hereunder or the provisions of this Intercreditor Agreement defining the relative rights of the Revolving Facility Secured Parties and the Noteholder Secured Parties; provided, however, that the holders of the indebtedness (and the Liens securing such indebtedness) resulting from any such Refinancing, or a duly authorized agent on their behalf, shall have agreed in writing to be bound by the terms of this Intercreditor Agreement pursuant to such documents or agreements (including amendments or supplements to this Intercreditor Agreement) as the Collateral Agent and Security Trustee or the Notes Collateral Agent and Security Trustee, as the case may be, shall reasonably request and in form and substance reasonably acceptable to the Collateral Agent and Security Trustee or the Notes Collateral Agent and Security Trustee, as the case may be.
          (b) Amendments to Revolving Credit Facility Documents. No right of the Collateral Agent and Security Trustee or any of the other Revolving Facility Secured Parties to enforce any provision of this Agreement or any of the Revolving Facility Documents shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of any Grantor or by any act or failure to act by Collateral Agent and Security Trustee or any other Revolving Facility Secured Party, or by any noncompliance by any Person with the terms, provisions and covenants of this Agreement, any of the Revolving Facility Documents or any of the Noteholder Documents, regardless of any knowledge thereof which the Collateral Agent and Security Trustee or any of the other Revolving Facility Secured Parties may have or be otherwise charged with. Without in any way limiting the generality of the foregoing sentence (but subject to the rights of the Grantors under the Revolving Facility Documents), the Collateral Agent and any of the other Revolving Facility Secured Parties may, at any time and from time to time, without the consent of, or notice to, the Notes Collateral Agent or any other Noteholder Secured Party, without incurring any liabilities to the Notes Collateral Agent or any other Noteholder Secured Party and without impairing or releasing the Lien priorities and other benefits provided in this Agreement (even if any right of subrogation or other right or remedy of the Notes Collateral Agent or any other Noteholder Secured Party is affected, impaired or extinguished thereby) do any one or more of the following:
     (i) change the manner, place or terms of payment or change or extend the time of payment of, or amend, renew, exchange, increase or alter, the terms of any of the Revolving Loan Debt or any Lien on any Collateral or guaranty thereof or any liability of any Grantor, or any liability incurred directly or indirectly in respect thereof (including any increase in or extension of the Revolving Credit Obligations as permitted herein and in the Revolving Credit Facility) or otherwise amend, renew, exchange, extend, modify or supplement in any manner any Liens held by the Collateral Agent, the Security Trustee or any of the other Revolving Facility Secured Parties, the Revolving Credit Obligations or any of the Revolving Facility Documents;
     (ii) sell, exchange, release, surrender, realize upon, enforce or otherwise deal with in any manner and in any order any part of the Collateral or any liability of any Grantor to the Collateral Agent or any of the other Revolving Facility Secured Parties, or any liability incurred directly or indirectly in respect thereof in accordance with the terms hereof;
     (iii) exercise or delay in or refrain from exercising any right or remedy against any Grantor or any other Person, elect any remedy and otherwise deal freely with any Grantor or any Collateral and any security and any guarantor or any liability of any Grantor to any of the Revolving Facility Secured Parties or any liability incurred directly or indirectly in respect thereof.
     provided, that, in all events and notwithstanding the foregoing, Noteholder Secured Parties shall not be deemed to consent to any amendment, modification, supplement, restatement, Refinancing or waiver to the Revolving Facility Documents that:
          (A) results in the sum of (i) the aggregate principal amount of loans outstanding under the Revolving Facility Documents, plus (ii) the unused portion of the Commitments under the Revolving Facility Documents, plus (iii)

the aggregate face amount of all letters of credit issued or deemed issued and outstanding under the Revolving Facility Documents plus (iv) all other Indebtedness for borrowed money under the Revolving Facility Documents (including all derivative obligations) (in the case of each of the foregoing clauses (i), (ii), (iii) and (iv), as determined after giving effect to such amendment, modification or waiver) exceeding the Maximum Priority Revolving Loan Debt,
     (B) increases the “Applicable Margins” or similar component of the interest rate under the Revolving Facility Documents in a manner that would result in the total yield on the Revolving Credit Obligations to exceed by more than two (2%) percent per annum the total yield on the Revolving Credit Obligations as in effect on the date hereof (excluding increases resulting from the accrual or payment of interest at the default rate),
     (C) modifies or adds any covenant or event of default under the Revolving Facility Documents that directly restricts Borrowers or any Guarantor from making payments of the Noteholder Obligations that would otherwise be permitted under the Revolving Facility Documents as in effect on the date hereof,
     (D) subordinates the Liens of the Revolving Facility Secured Parties to any other debt of Grantors,
     (E) extends the stated maturity date of the Revolving Credit Obligations to a date beyond the stated maturity date of the Noteholders under the Noteholder Agreement (as in effect on the date hereof or as hereafter extended), or
     (F) contravenes the provisions of this Agreement;
          (c) Amendments to Noteholder Agreements. Without the prior written consent of the Collateral Agent, no Noteholder Agreement may be amended, supplemented or otherwise modified, and no new Noteholder Agreement may be entered into, to the extent such amendment, supplement or other modification or new document would:
     (i) contravene the provisions of this Agreement,
     (ii) increase the “Applicable Percentage” or similar component of the interest rate under the Noteholder Agreements in a manner that would result in the total yield on the Noteholder Obligations to exceed by more than two percent (2%) the total yield on the Noteholder Obligations as in effect on the date of the Noteholder Agreement (excluding increases resulting from the accrual of interest at the default rate),
     (iii) change to earlier dates any scheduled dates for payment of principal of or interest on Noteholder Obligations,

     (iv) change any covenant, default or event of default provisions set forth in the Noteholder Agreements in a manner materially adverse to the Revolving Facility Secured Parties,
     (v) change the prepayment provisions set forth in the Noteholder Agreements to increase the amount of any required prepayment,
     (vi) add to the Collateral other than as specifically provided by this Agreement, or
     (vii) otherwise confer additional rights on the Noteholder Secured Parties that would be materially adverse to the Revolving Facility Secured Parties.
               SECTION 7.03. Effect of Refinancing of Indebtedness under Revolving Facility Documents.
     (a) If, substantially contemporaneously with the Senior Priority Discharge Date, Holdings or any of its subsidiaries Refinances indebtedness outstanding (including in respect of committed amounts in respect of which no indebtedness is outstanding) under the Revolving Facility Documents and Holdings gives to the Notes Collateral Agent and Security Trustee written notice (the “Refinancing Notice”) electing to apply the provisions of this Section 7.02 to such Refinancing indebtedness, then (i) the Senior Priority Discharge Date shall automatically be deemed not to have occurred for all purposes of this Intercreditor Agreement, (ii) such Refinancing indebtedness and all other obligations under or in connection with the loan, security, guarantee and credit documents evidencing such indebtedness, including, without limitation, any additional indebtedness or commitment increases not in violation of Section 7.01(b) (the “Replacement Revolving Credit Obligations”) shall automatically be treated as Revolving Credit Obligations for all purposes of this Intercreditor Agreement, including for purposes of the Lien priorities and rights in respect of Collateral set forth herein, the credit agreement and other documents evidencing or relating to such Refinancing indebtedness (the “Replacement Revolving Facility Documents”) shall automatically be treated as the Credit Agreement and the Revolving Facility Documents and, in the case of Replacement Revolving Facility Documents that are security documents pursuant to which any Grantor has granted a Lien to secure any Replacement Revolving Credit Obligation, as the Revolving Facility Security Documents for all purposes of this Intercreditor Agreement, (iv) the collateral agent and security trustee under the Replacement Revolving Facility Documents (the “Replacement Collateral Agent”) shall be deemed to be the Collateral Agent and Security Trustee for all purposes of this Intercreditor Agreement, and (v) the lenders under the Replacement Revolving Facility Documents shall be deemed to be the Revolving Lenders for all purposes of this Intercreditor Agreement. For clarity, in the event of a partial refinancing, the Replacement Revolving Credit Obligations and the portion of the Revolving Credit Obligations that were not Refinanced shall both be entitled to the benefits of this Agreement but shall be represented under this Agreement by a single Collateral Agent. Upon receipt of a Refinancing Notice, which notice shall include the identity of the Replacement Collateral Agent, the Notes Collateral Agent and Security Trustee shall promptly enter into such documents and agreements (including amendments or supplements to this Intercreditor Agreement) as such Replacement Collateral Agent may reasonably request in order to provide to the Replacement Collateral Agent the rights, remedies and powers and authorities contemplated hereby, in each case consistent in all respects with the terms of this Intercreditor Agreement.
(b) On or after the date hereof, and prior to the Senior Priority Discharge Date, Holdings will be permitted to designate as a Revolving Facility Secured Party hereunder each Person who is, or who becomes, the holder of Indebtedness incurred by Holdings or any Grantor that is permitted to constitute Revolving Credit Obligations hereunder and is permitted under the terms of the Revolving Facility Documents to be equally and ratably secured with the obligations in respect of such Revolving Credit Obligations, it being understood and agreed that while any Revolving Credit Obligations are outstanding (and prior to the Senior Priority Discharge Date of such Revolving Credit Obligations) the interests of such new Revolving Facility Secured Parties shall be represented by the Collateral Agent and Security Trustee in accordance with the terms hereof. Holdings shall effect such designation by delivering to each other party hereto (other than its affiliates) a notice; provided, however, that the failure to so deliver a copy of such notice shall not affect the status of such debt as Revolving Credit Obligations if the other requirements of this Section are complied with. Notwithstanding the foregoing, nothing in this Section will be construed to allow Holdings or any Grantor to incur additional Indebtedness unless otherwise permitted by the terms of all Revolving Facility Documents and Noteholder Documents in effect at the time of such incurrence.
               SECTION 7.04. No Waiver by Revolving Facility Secured Parties. Other than the Permitted Specified Enforcement Actions, nothing contained herein shall prohibit or in any way limit the Collateral Agent and Security Trustee or any other Revolving Facility Secured Party from opposing, challenging or objecting to, in any Insolvency Proceeding or otherwise, any action taken, or any claim made, by the Notes Collateral Agent and Security Trustee or any other Noteholder Secured Party with respect to any Collateral, including any request by the Notes Collateral Agent and Security Trustee or any other Noteholder Secured Party for adequate protection (other than any such request made pursuant to Section 6.01) or any exercise by the Notes Collateral Agent and Security Trustee or any other Noteholder Secured Party of any of its rights and remedies under the Noteholder Documents or otherwise.
               SECTION 7.05. Reinstatement. If, in any Insolvency Proceeding or otherwise, all or part of any payment with respect to any Revolving Credit Obligations previously made shall be rescinded for any reason whatsoever, then such Revolving Credit Obligations shall be reinstated to the extent of the amount so rescinded and, if theretofore terminated, this Intercreditor Agreement shall be reinstated in full force and effect and such prior termination shall not diminish, release, discharge, impair or otherwise affect the Lien priorities and the relative rights and obligations of the Revolving Facility Secured Parties and the Noteholder Secured Parties provided for herein.

ARTICLE VIII
REPRESENTATIVE MATTERS.
               SECTION 8.01. No Reliance; Information. Each Representative, on behalf of its respective Secured Parties, acknowledges that (a) such Secured Parties have, independently and without reliance upon, in the case of the Revolving Facility Secured Parties, any Noteholder Secured Party and, in the case of the Noteholder Secured Parties, any Revolving Facility Secured Party, to the extent such Secured Parties shall have conducted a credit analysis, made their own credit analysis and decision to enter into the Debt Documents to which they are party based on such documents and information as they have deemed appropriate and (b) such Secured Parties will, independently and without reliance upon, in the case of the Revolving Facility Secured Parties, any Noteholder Secured Party and, in the case of the Noteholder Secured Parties, any Revolving Facility Secured Party, and based on such documents and information as they shall from time to time deem appropriate, continue to make their own credit decision in taking or not taking any action under this Intercreditor Agreement or any other Debt Document to which they are party. The Revolving Facility Secured Parties and the Noteholder Secured Parties shall have no duty to disclose to any Noteholder Secured Party or to any Revolving Facility Secured Party, respectively, any information relating to GS, Holdings or any of their Subsidiaries (including any Grantor), or any other circumstance bearing upon the risk of nonpayment of any of the Revolving Credit Obligations or the Noteholder Obligations, as the case may be, that is known or becomes known to any of them or any of their Affiliates. In the event any Revolving Facility Secured Party or any Noteholder Secured Party, in its sole discretion, undertakes at any time or from time to time to provide any such information to, respectively, any Noteholder Secured Party or any Revolving Facility Secured Party, it shall be under no obligation (i) to make, and shall not make or be deemed to have made, any express or implied representation or warranty, including with respect to the accuracy, completeness, truthfulness or validity of the information so provided, (ii) to provide any additional information or to provide any such information on any subsequent occasion, or (iii) to undertake any investigation.
               SECTION 8.02. Authorization of Representatives. By accepting the benefits of this Intercreditor Agreement and the other Revolving Facility Security Documents, each Revolving Facility Secured Party hereby authorizes the Collateral Agent and Security Trustee to enter into this Intercreditor Agreement and to act on its behalf as collateral agent hereunder and in connection herewith. By accepting the benefits of this Intercreditor Agreement and the other Noteholder Security Documents, each Noteholder Secured Party hereby authorizes the Notes Collateral Agent and Security Trustee to enter into this Intercreditor Agreement and to act on its behalf as collateral agent hereunder and in connection herewith.
               SECTION 8.03. Representations and Warranties of Each Representative. Each Representative represents and warrants to the other parties hereto that it has been authorized by the Secured Parties under and as defined in the Credit Agreement or the Noteholder Security Agreement, as applicable, to enter into this Intercreditor Agreement.
               SECTION 8.04. Further Assurances. Each of the Collateral Agent and Security Trustee, for itself and on behalf of the other Revolving Facility Secured Parties, and the

Notes Collateral Agent and Security Trustee, for itself and on behalf of the other Noteholder Secured Parties, agrees that it will execute, or will cause to be executed, any and all further documents, agreements and instruments, and take all such further actions, as may be required under any applicable law, or which the Collateral Agent and Security Trustee or the Notes Collateral Agent and Security Trustee may reasonably request, to effectuate the terms of this Intercreditor Agreement, including the relative Lien priorities provided for herein. Without limiting the foregoing, whenever a Representative shall be required, in connection with the exercise of its rights or the performance of its obligations hereunder, to determine the existence or amount of any Revolving Credit Obligations (or the existence of any commitment to extend credit that would constitute Revolving Credit Obligations) or Noteholder Obligations, or the existence of any Lien securing any such obligations, or the Collateral subject to any such Lien, it may request that such information be furnished to it in writing by the other Representative and shall be entitled to make such determination on the basis of the information so furnished; provided, however, that if a Representative shall fail or refuse reasonably promptly to provide the requested information, the requesting Representative shall be entitled to make any such determination by such method as it may, in the exercise of its reasonable discretion after consultation with Holdings, determine, including by reliance upon a certificate of Holdings. Each Representative may rely conclusively, and shall be fully protected in so relying, on any determination made by it in accordance with the provisions of the preceding sentence (or as otherwise directed by a court of competent jurisdiction) and shall have no liability to GS, Holdings or any of their subsidiaries, any Secured Party or any other Person as a result of such determination.
               SECTION 8.05. No Warranties or Liability.
     (a) The Collateral Agent and Security Trustee, for itself and on behalf of the other Revolving Facility Secured Parties, acknowledges and agrees that, except for the representations and warranties set forth in Section 8.03, neither the Notes Collateral Agent and Security Trustee nor any other Noteholder Secured Party has made any express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectibility or enforceability of any of the Noteholder Documents, the ownership of any Collateral or the perfection or priority of any Liens thereon. The Notes Collateral Agent and Security Trustee, for itself and on behalf of the other Noteholder Secured Parties, acknowledges and agrees that, except for the representations and warranties set forth in Section 8.03, neither the Collateral Agent and Security Trustee nor any other Revolving Facility Secured Party has made any express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectibility or enforceability of any of the Revolving Facility Documents, the ownership of any Collateral or the perfection or priority of any Liens thereon.
     (b) Each Noteholder Secured Party acknowledges and agrees that neither the Collateral Agent and Security Trustee nor any other Revolving Facility Secured Party shall have any duties or other obligations to such Noteholder Secured Party with respect to any Collateral, other than to transfer to the Notes Collateral Agent and Security Trustee any proceeds of any such Collateral that constitutes Collateral remaining in its possession following any Disposition of such Collateral (in each case, unless the Junior Liens on all such Collateral are terminated and released prior to or concurrently with such sale, transfer, disposition, payment or satisfaction), the payment and satisfaction in full of the Revolving Credit Obligations secured thereby and the termination of any commitment to extend credit that would constitute Revolving Credit Obligations secured thereby, or, if the Collateral Agent and Security Trustee shall be in possession of all or any part of such Collateral after such payment and satisfaction in full and termination, such Collateral or any part thereof remaining, in each case without representation or warranty on the part of the Collateral Agent and Security Trustee or any Revolving Facility Secured Party.
     (c) In furtherance of the foregoing, each Noteholder Secured Party acknowledges and agrees that until the Revolving Credit Obligations shall have been paid and satisfied in full and any commitment to extend credit that would constitute Senior Secured Obligations shall have been terminated, the Collateral Agent and Security Trustee shall be entitled, for the benefit of the holders of the Revolving Credit Obligations, to sell, transfer or otherwise dispose of or deal with Collateral as provided herein and in the Revolving Facility Security Documents without regard to any Junior Lien or any rights to which the holders of the Noteholder Obligations would otherwise be entitled as a result of such Junior Lien. Without limiting the foregoing, each Noteholder Secured Party agrees that neither the Collateral Agent and Security Trustee nor any other Revolving Facility Secured Party shall have any duty or obligation first to marshal or realize upon any type of Collateral, or to sell, dispose of or otherwise liquidate all or any portion of such Collateral (or any other collateral securing the Senior Secured Obligations), in any manner that would maximize the return to the Noteholder Secured Parties, notwithstanding that the order and timing of any such realization, sale, disposition or liquidation may affect the amount of proceeds actually received by Noteholder Secured Parties from such realization, sale, disposition or liquidation.
     (d) The Notes Collateral Agent and Security Trustee, for itself and on behalf of the other Noteholder Secured Parties, agrees no Revolving Facility Secured Party shall have any liability to the Notes Collateral Agent and Security Trustee or any other Noteholder Secured Party, and hereby waives any claim against any Revolving Facility Secured Party, arising out of any and all actions which the Collateral Agent and Security Trustee or any other Revolving Facility Secured Party may take or permit or omit to take with respect to (i) the Revolving Facility Documents (other than this Intercreditor Agreement), (ii) the collection of the Revolving Credit Obligations, (iii) the maintenance of, the preservation of, the foreclosure upon or the Disposition of any Collateral, (iv) any election by the Collateral Agent and Security Trustee or any Revolving Facility Secured Parties, in any proceeding instituted under the Bankruptcy Code, of the application of Section 1111(b) of the Bankruptcy Code, or (v) any borrowing of, or grant of a security interest or administrative expense priority under Section 364 of the Bankruptcy Code to, GS, Holdings or any of their subsidiaries, as debtor-in-possession.
ARTICLE IX
MISCELLANEOUS.
               SECTION 9.01. Obligations Absolute. The Lien priorities provided for herein and the respective rights, interests, agreements and obligations hereunder of the Collateral Agent and Security Trustee and the other Revolving Facility Secured Parties and the Notes

Collateral Agent and Security Trustee and the other Noteholder Secured Parties shall remain in full force and effect irrespective of:
     (a) any lack of validity or enforceability of any Debt Document;
     (b) any change in the time, place or manner of payment of, or in any other term of (including the supplement, waiver, repayment, refund, amendment, modification or Refinancing of), all or any portion of the Revolving Credit Obligations, it being specifically acknowledged that a portion of the Revolving Credit Obligations consists or may consist of indebtedness that is revolving in nature, and the amount thereof that may be outstanding at any time or from time to time may be increased or reduced and subsequently reborrowed;
     (c) any change in the time, place or manner of payment of, or, subject to the limitations set forth in Section 7.01(a), in any other term of, all or any portion of the Revolving Credit Obligations;
     (d) any amendment, waiver or other modification, whether by course of conduct or otherwise, of any Debt Document;
     (e) the securing of any Revolving Credit Obligations or Noteholder Obligations with any additional collateral or Guarantees, or any exchange, release, voiding, avoidance or non-perfection of any security interest in any Collateral or any other collateral or any release of any Guarantee securing any Revolving Credit Obligations or Noteholder Obligations;
     (f) any Insolvency Proceeding; or
     (g) any other circumstances that otherwise might constitute a defense available to, or a discharge of, Holdings or any other Grantor in respect of the Revolving Credit Obligations, the Noteholder Obligations or this Intercreditor Agreement.
               SECTION 9.02. Notices. Notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by fax, as follows:
     (a) if to the Collateral Agent and Security Trustee, to it at:
Bank of America, N.A.
300 Galleria Parkway, Suite 800
Atlanta, Georgia 30339
Attention:
John M. Olsen
Telecopy No.: (404) 607-3277;
     (b) if to the Notes Collateral Agent and Security Trustee or the Trustee, to it at:
Wells Fargo Bank, National Association
Corporate Trust Services

7000 Central Parkway, Suite 550
Atlanta, Georgia 30328
Attention: Elizabeth Wagner
Telecopy No.: (770) 551-5118;
     (c) if to Holdings, to it at:
United Maritime Group, LLC
601 S. Harbour Island Blvd.
Tampa, Florida 33602
Attention: Walt Bromfield
Telecopy No.: (813) 273-0248; and
     (d) if to any other Grantor, to it in care of Holdings as provided in clause (c) above.
     Any party hereto may change its address or fax number for notices and other communications hereunder by notice to the other parties hereto (and for this purpose a notice to Holdings shall be deemed to be a notice to each Grantor). All notices and other communications given to any party hereto in accordance with the provisions of this Intercreditor Agreement shall be deemed to have been given on the date of receipt (if a Business Day) and on the next Business Day (in all other cases) if delivered by hand or overnight courier service or sent by fax or on the date five (5) Business Days after dispatch by certified or registered mail if mailed, in each case delivered, sent or mailed (properly addressed) to such party as provided in this Section 9.02 or in accordance with the latest unrevoked direction from such party given in accordance with this Section 9.02. As agreed to among Holdings, the Trustee, the Notes Collateral Agent and Security Trustee and the Collateral Agent and Security Trustee from time to time, notices and other communications may also be delivered by e-mail to the e-mail address of a representative of the applicable Person provided from time to time by such Person.
               SECTION 9.03. Conflicts. In the event of any conflict or inconsistency between the provisions of this Intercreditor Agreement and the provisions of the other Debt Documents, the provisions of this Intercreditor Agreement shall control; provided, however, that if any of the provisions of the Noteholder Security Documents limits, qualifies or conflicts with the duties imposed by the provisions of the TIA, the TIA shall control. Nothing contained herein is intended to affect, solely as between the Noteholder Secured Parties and the Grantors, any of the privileges, protections, immunities or indemnities granted by Grantors in favor of the Noteholder Secured Parties under the Noteholder Documents. Nothing contained herein is intended to affect, solely as between the Revolving Facility Secured Parties and the Grantors, any of the privileges, protections, immunities or indemnities granted by Grantors in favor of the Revolving Facility Secured Parties under the Revolving Facility Documents.
               SECTION 9.04. Effectiveness; Survival. This Intercreditor Agreement shall become effective when executed and delivered by the parties hereto. All covenants, agreements, representations and warranties made by any party in this Intercreditor Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Intercreditor Agreement. The terms of this Intercreditor

Agreement shall survive, and shall continue in full force and effect, in any Insolvency Proceeding. Each Representative, for itself and on behalf of the other respective Secured Parties, hereby waives any and all rights such Representative may now or hereafter have under applicable law to revoke this Intercreditor Agreement or any of the provisions of this Intercreditor Agreement.
               SECTION 9.05. Severability. Any provision of this Intercreditor Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.
               SECTION 9.06. Amendments; Waivers.
     (a) No failure or delay on the part of any party hereto in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the parties hereto are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Intercreditor Agreement or consent to any departure by any party therefrom shall in any event be effective unless the same shall be permitted by clause (b) of this Section 9.06, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any party hereto in any case shall entitle such party to any other further notice or demand in similar or other circumstances.
     (b) Subject to clause (c) below, neither this Intercreditor Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Grantors, the Collateral Agent and Security Trustee and the Notes Collateral Agent and Security Trustee; provided, that this Intercreditor Agreement may be amended from time to time as provided in Section 7.01.
     (c) Notwithstanding the foregoing or anything else in this Intercreditor Agreement to the contrary, no Grantor shall have any right to consent to or approve any amendment, modification or waiver of any provision of this Intercreditor Agreement except to the extent its rights, interests, liabilities, obligations or privileges are directly affected.
               SECTION 9.07. Consent of Grantors. Each Grantor hereby consents to the provisions of this Intercreditor Agreement and the intercreditor arrangements provided for herein and agrees that the obligations of the Grantors under the Security Documents will in no way be diminished or otherwise affected by such provisions or arrangements (except as expressly provided herein).

               SECTION 9.08. Applicable Law; Jurisdiction; Consent to Service of Process.
     (a) THIS INTERCREDITOR AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.
     (b) Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the non-exclusive jurisdiction of any the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Intercreditor Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State court or, to the extent permitted by law, in such federal court. Each party hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.
     (c) Each party hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Intercreditor Agreement in any court referred to in clause (b) of this Section. Each party hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
     (d) Each party to this Intercreditor Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.02. Nothing in this Intercreditor Agreement will affect the right of any party to this Intercreditor Agreement to serve process in any other manner permitted by law.
               SECTION 9.09. Waiver of Jury Trial. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS INTERCREDITOR AGREEMENT. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS INTERCREDITOR AGREEMENT, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.09.

               SECTION 9.10. Parties in Interest. This Intercreditor Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, as well as the other Revolving Facility Secured Parties and other Noteholder Secured Parties, all of whom are intended to be bound by, and to be third party beneficiaries of, this Intercreditor Agreement. No other Person shall have or be entitled to assert rights or benefits hereunder.
               SECTION 9.11. Specific Performance. Each Representative may demand specific performance of this Intercreditor Agreement and, on behalf of itself and the respective other Secured Parties, hereby irrevocably waives any defense based on the adequacy of a remedy at law and any other defense that might be asserted to bar the remedy of specific performance in any action which may be brought by the respective Secured Parties.
               SECTION 9.12. Headings. Article, Section and Annex headings used herein and the Table of Contents hereto are for convenience of reference only, are not part of this Intercreditor Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Intercreditor Agreement.
               SECTION 9.13. Counterparts. This Intercreditor Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract, and shall become effective as provided in Section 9.04. Delivery of an executed signature page to this Intercreditor Agreement by facsimile transmission or other electronic means shall be as effective as delivery of a manually signed counterpart of this Intercreditor Agreement.
               SECTION 9.14. Provisions Solely to Define Relative Rights. The provisions of this Intercreditor Agreement are and are intended solely for the purpose of defining the relative rights of the Revolving Facility Secured Parties, on the one hand, and the Noteholder Secured Parties, on the other hand. None of Holdings, any other Grantor or any other creditor thereof shall have any rights or obligations, except as expressly provided in this Intercreditor Agreement, and no such other creditor thereof may rely on the terms hereof; provided, however, that Holdings and the other Grantors shall in any event be entitled to the benefits of Sections 3.04, 3.05, 3.06, 5.01, 5.02 and7.02. Nothing in this Intercreditor Agreement is intended to or shall impair the obligations of Holdings or any other Grantor, which are absolute and unconditional, to pay the Revolving Credit Obligations and the Noteholder Obligations as and when the same shall become due and payable in accordance with their terms.
               SECTION 9.15. Incorporation by Reference. In connection with its execution and performance hereunder, the Trustee and Notes Collateral Agent and Security Trustee shall be entitled to the rights, privileges, protections, immunities, benefits and indemnities provided to it by the Grantors, as applicable, under the Indenture and Noteholder Security Agreement respectively. In connection with its execution and performance hereunder, the Collateral Agent and Security Trustee shall be entitled to the rights, privileges, protections, immunities, benefits and indemnities provided to it by the Grantors it under the Credit Agreement.

     SECTION 9.16. Reciprocal Rights. The parties agree that the provisions of Sections 2.03, 3.01, 3.02, 3.04, 3.05, 3.06, 3.07, 4.02, 5.02, 6.01, 7.02, 7.03, 7.04, 7.05, including, as applicable, the defined terms referenced therein (but only to the extent used therein), which govern the relationship, and certain rights, restrictions, and agreements, between the Collateral Agent, Security Trustee and Revolving Facility Secured Parties with respect to the Revolving Credit Obligations, on the first hand, and the Notes Collateral Agent, Security Trustee and Noteholder Secured Parties with respect to the Noteholder Obligations, on the second hand, shall, from and after the Senior Priority Discharge Date, apply to and govern, mutatis mutandis, the relationship between the Notes Collateral Agent, Security Trustee and Noteholder Secured Parties with respect to the Noteholder Obligations, on the first hand, and the Revolving Facility Secured Parties with respect to the Revolving Credit Obligations, on the second hand.
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     IN WITNESS WHEREOF, the parties hereto have caused this Intercreditor Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

BANK OF AMERICA, N.A., as Collateral Agent and Security Trustee
By:
	Name:	Steven Blumberg
	Title:	Vice President

STATE OF NEW YORK	)
	)	SS:
COUNTY OF NEW YORK	)
     The foregoing Intercreditor Agreement was acknowledged before me this       day of December, 2009, by Steven Blumberg, as Vice President of BANK OF AMERICA, N.A., a national banking association, as Collateral Agent and Security Trustee, described in and which executed the foregoing instrument; that he signed his name thereto pursuant to authority granted to him by the Board of Directors of said national banking association.

NOTARY PUBLIC
Printed Name:

My Commission Expires:

Intercreditor Agreement

     IN WITNESS WHEREOF, the parties hereto have caused this Intercreditor Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee
By:
	Name:	Mark F. McLaughlin
	Title:	Vice President

STATE OF NEW YORK	)
	)	SS:
COUNTY OF NEW YORK	)
     The foregoing Intercreditor Agreement was acknowledged before me this 22nd day of December, 2009, by Mark F. McLaughlin, as Vice President of WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as Trustee, described in and which executed the foregoing instrument; that he signed his name thereto pursuant to authority granted to him by the Board of Directors of said national banking association.

NOTARY PUBLIC
Printed Name:

My Commission Expires:

[Signatures continued on next page]

Intercreditor Agreement

     IN WITNESS WHEREOF, the parties hereto have caused this Intercreditor Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Collateral Agent
By:
	Name:	Mark F. McLaughlin
	Title:	Vice President

STATE OF NEW YORK	)
	)	SS:
COUNTY OF NEW YORK	)
     The foregoing Intercreditor Agreement was acknowledged before me this 22nd day of December, 2009, by Mark F. McLaughlin, as Vice President of WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as Collateral Agent, described in and which executed the foregoing instrument; that he signed his name thereto pursuant to authority granted to him by the Board of Directors of said national banking association.

NOTARY PUBLIC
Printed Name:

My Commission Expires:

[Signatures continued on next page]

Intercreditor Agreement

     IN WITNESS WHEREOF, the parties hereto have caused this Intercreditor Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Security Trustee
By:
	Name:	Mark F. McLaughlin
	Title:	Vice President

STATE OF NEW YORK	)
	)	SS:
COUNTY OF NEW YORK	)
     The foregoing Intercreditor Agreement was acknowledged before me this 22nd day of December, 2009, by Mark F. McLaughlin, as Vice President of WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as Security Trustee, described in and which executed the foregoing instrument; that he signed his name thereto pursuant to authority granted to him by the Board of Directors of said national banking association.

NOTARY PUBLIC
Printed Name:

My Commission Expires:

[Signatures continued on next page]

Intercreditor Agreement

     Each of the undersigned acknowledges the terms of and consents to the foregoing Intercreditor Agreement:

UNITED MARITIME GROUP, LLC

By:
	Name:	Sal Litrico
	Title:	Chief Executive Officer

U.S. UNITED BARGE LINE, LLC

By:
	Name:	Sal Litrico
	Title:	Chief Executive Officer

U.S. UNITED OCEAN SERVICES, LLC

By:
	Name:	Sal Litrico
	Title:	Chief Executive Officer

U.S. UNITED BULK TERMINAL, LLC

By:
	Name:	Sal Litrico
	Title:	Chief Executive Officer

U.S. UNITED INLAND SERVICES, LLC

By:
	Name:	Sal Litrico
	Title:	Chief Executive Officer

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Intercreditor Agreement

[Signatures continued from previous page]

UMG TOWING, LLC

By:
	Name:	Sal Litrico
	Title:	Chief Executive Officer

U.S. UNITED BULK LOGISTICS, LLC

By:
	Name:	Sal Litrico
	Title:	Chief Executive Officer

U.S. UNITED OCEAN HOLDING, LLC

By:
	Name:	Sal Litrico
	Title:	Chief Executive Officer

U.S. UNITED OCEAN HOLDING II, LLC

By:
	Name:	Sal Litrico
	Title:	Chief Executive Officer

TINA LITRICO, LLC

By:
	Name:	Sal Litrico
	Title:	Chief Executive Officer

MARY ANN HUDSON, LLC

By:
	Name:	Sal Litrico
	Title:	Chief Executive Officer

[Signatures continued on next page]
[Signature Page to Intercreditor Agreement (Grantors)]

[Signatures continued from previous page]

SHEILA MCDEVITT, LLC

By:
	Name:	Sal Litrico
	Title:	Chief Executive Officer

MARIE FLOOD, LLC

By:
	Name:	Sal Litrico
	Title:	Chief Executive Officer

UNITED MARITIME GROUP FINANCE CORP.

By:
	Name:	Sal Litrico
	Title:	Chief Executive Officer

GS MARITIME INTERMEDIATE HOLDING LLC

By:
	Name:	Sal Litrico
	Title:	Chief Executive Officer

[Signature Page to Intercreditor Agreement (Grantors)]

MASTER ACKNOWLEDGMENT

STATE OF NEW YORK	)
	)	SS:
COUNTY OF NEW YORK	)
     The foregoing instrument was acknowledged before me this 22nd day of December, 2009, by Sal Litrico, as chief executive officer of the following parties: (i) UNITED MARITIME GROUP, LLC, a Florida limited liability company, (ii) U.S. UNITED BARGE LINE, LLC, a Florida limited liability company, (iii) U.S. UNITED OCEAN SERVICES, LLC, a Florida limited liability company, (iv) U.S. UNITED BULK TERMINAL, LLC, a Louisiana limited liability company, (v) U.S. UNITED INLAND SERVICES, LLC, a Delaware limited liability company, (vi) GS MARITIME INTERMEDIATE HOLDING LLC, a Delaware limited liability company, (vii) UMG TOWING, LLC, a Florida limited liability company, (viii) U.S. UNITED BULK LOGISTICS, LLC, a Delaware limited liability company, (ix) U.S. UNITED OCEAN HOLDING, LLC, a Delaware limited liability company, (x) U.S. UNITED OCEAN HOLDING II, LLC, a Delaware limited liability company, (xi) TINA LITRICO, LLC, a Delaware limited liability company, (xii) MARY ANN HUDSON, LLC, a Delaware limited liability company, (xiii) SHEILA MCDEVITT, LLC, , a Delaware limited liability company, (xiv) MARIE FLOOD, LLC, a Delaware limited liability company, and (xv) UNITED MARITIME GROUP FINANCE CORP., a Delaware corporation, on behalf of each of the foregoing parties.

NOTARY PUBLIC
Printed Name:

My Commission Expires:

[Signature Page to Intercreditor Agreement (Grantors)]

Schedule I to Intercreditor Agreement
LIST OF VESSELS

Name	Official Number

Intercreditor Agreement